                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 16, 2000


                             WALL STREET DELI, INC.
             (Exact name of registrant as specified in its Charter)




        DELAWARE                     0-11271                    63-0514240
(State of Incorporation)     (Commission File Number)    (IRS Employer I.D. No.)




                        One Independence Plaza, Suite 100
                            Birmingham, Alabama 35209
                    (Address of principal executive offices)


                                 (205) 870-0020
                         (Registrant's telephone number)





                             EXHIBIT INDEX ON PAGE 5

ITEM 5. OTHER EVENTS.

         RIGHTS AGREEMENT

         On February 16, 2000, the Board of Directors of Wall Street Deli, Inc., a Delaware corporation (the "Registrant"), authorized and declared a dividend distribution of one right (each a "Right" and collectively, the "Rights") for each share of common stock of the Registrant, $0.05 par value (the "Common Stock"), outstanding at the close of business on March 1, 2000 (the "Record Date"). In addition, the Board of Directors authorized the issuance of one Right with respect to each share of Common Stock that becomes outstanding between the Record Date and the earlier of the Distribution Date or the Expiration Date (as such terms are defined in the Rights Agreement described below) or the date, if any, on which the Rights are redeemed.

         The description and terms of the Rights are set forth in the Rights Agreement dated as of February 16, 2000, between the Registrant and American Stock Transfer and Trust Company, as Rights Agent (the "Rights Agreement"), which is Exhibit 1 to the Registrant's Registration Statement on Form 8-A filed with the Commission on March 1, 2000 and incorporated herein by this reference.

         The Registrant announced the distribution of the Rights on February 16, 2000. A copy of the press release in which such announcement was made is included herewith as Exhibit 99.1 and incorporated herein by reference. A letter which the Registrant proposes to deliver to its stockholders as soon as practicable after the Record Date is included herewith as Exhibit 99.2.

         BYLAW AMENDMENTS

         On February 16, 2000, the Board of Directors of the Registrant adopted certain amendments to the Registrant's Bylaws. The amendments effect the following changes to the Bylaws: (i) elimination of the right of stockholders of the Registrant to call special meetings of stockholders; (ii) creation of certain advance notice requirements, pursuant to which stockholders desiring to nominate directors or propose any other business must make known their intentions prior to a meeting of stockholders, and must provide certain information and follow prescribed procedures; (iii) creation of an orderly procedure for fixing a record date in the event a stockholder attempts to have the stockholders of the Registrant take action by written consent; and (iv) a requirement that stockholders of the Registrant may not make, adopt, alter, amend, change or repeal the Bylaws of the Registrant except upon the affirmation vote of not less than two/thirds (66 2/3%) of the outstanding stock of the Registrant entitled to vote thereon. A copy of the Registrant's Bylaws, as amended, is included herewith as Exhibit 3.2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.


EXHIBIT                    DESCRIPTION

     3.2                   Bylaws of Wall Street Deli, Inc., as amended through February 16, 2000.

     4.1                   Rights Agreement, dated as of February 16, 2000, between Wall Street
                           Deli, Inc. and American Stock Transfer and Trust Company, which includes as Exhibit A thereto the form of a Right Certificate, filed as Exhibit 1 to the Registrant's Registration Statement on Form 8-A filed with the
                           Commission on March 1, 2000 and incorporated herein by this reference.

     99.1                  Press Release dated February 16, 2000

     99.2                  Letter to be sent to stockholders of record on March 1, 2000.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 1, 2000                    WALL STREET DELI, INC.



                                        By:  /s/ Jeffrey V. Kaufman
                                             ---------------------------------
                                                 Jeffrey V. Kaufman
                                                 President and Chief Executive
                                                          Officer

                                  EXHIBIT INDEX


Exhibit                             Description                                                            Page
-------                             -----------                                                            ----

     3.2                   Bylaws of Wall Street Deli, Inc., as amended through
                           February 16, 2000                                                                 6

     99.1                  Press Release dated February 16, 2000                                            23

     99.2                  Letter to be sent to stockholders of record on March 1, 2000.                    25